                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         GLACIER WATER SERVICES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                         GLACIER WATER SERVICES, INC.
                               2261 Cosmos Court
                          Carlsbad, California  92009
                           _________________________

                           NOTICE OF ANNUAL MEETING
                      To Be Held at the Park Hyatt Hotel
                           2151 Avenue of the Stars
                         Los Angeles, California 90067

                                 June 9, 1998


To Our Stockholders:

  NOTICE is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Glacier Water Services, Inc. (the "Company") will be held at 9:00 a.m. (Los Angeles time) on Tuesday, June 9, 1998, at the Park Hyatt Hotel, 2151 Avenue of the Stars, Los Angeles, California, 90067 for the following purposes:

  1. To elect seven directors to serve for a term of one year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

  2. To approve an amendment to the 1994 Stock Compensation Program to increase the maximum number of shares of the Company's common stock issuable under the Program;

  3. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the 1998 fiscal year; and

  4. To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

  Holders of the Company's common stock, par value $.01 per share, as of the close of business on April 13, 1998, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Annual Meeting. The Company's Board of Directors and officers urge that all stockholders of record exercise their right to vote at the Annual Meeting personally or by proxy. Accordingly, we are sending you the enclosed Proxy Statement and proxy card, as well as the fiscal year 1997 Annual Report.

  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE INDICATE YOUR VOTE ON THE ACCOMPANYING PROXY CARD AND SIGN, DATE AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

  Your prompt response will be appreciated.


                                          By Order of the Board of Directors

                                          /s/ Jerry A. Gordon
                                          Jerry A. Gordon
                                          President and Chief Operating Officer

Carlsbad, California
April 27,  1998

                         Glacier Water Services, Inc.
                               2261 Cosmos Court
                          Carlsbad, California  92009
                          ---------------------------

                        Annual Meeting of Stockholders
                            To Be Held June 9, 1998
                          ---------------------------

                                PROXY STATEMENT

  The accompanying proxy is solicited by the Board of Directors of Glacier Water Services, Inc. (the "Company") to be used at the Annual Meeting of Stockholders on Tuesday, June 9, 1998 (the "Annual Meeting"). This Proxy Statement, the enclosed form of proxy and the fiscal year 1997 Annual Report are being sent to stockholders on or about May 5, 1998.

  At the Annual Meeting, stockholders will be asked to consider and vote upon the following items:

  1. The election of seven directors to serve for a term of one year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

  2. An amendment to the 1994 Stock Compensation Program to increase the maximum number of shares of the Company's common stock issuable under the Program;

  3. The appointment of Arthur Andersen LLP as independent auditors of the Company for the 1998 fiscal year; and

  4. Such other business as may properly come before the Annual Meeting or any adjournment thereof.

  The fiscal year 1997 Annual Report that accompanies this Proxy Statement is not to be regarded as proxy soliciting material.

  The Board of Directors of the Company believes that election of its director nominees, the approval of the amendment to the 1994 Stock Compensation Program and ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors are in the best interests of the Company and its stockholders and recommends to the stockholders of the Company the approval of each of these proposals.

                                    VOTING

  Shares represented by duly executed and unrevoked proxies in the enclosed form received by the Board of Directors will be voted at the Annual Meeting in accordance with the specifications made therein by the stockholders, unless authority to do so is withheld. If no specification is made, shares represented by duly executed and unrevoked proxies in the enclosed form will be voted FOR the election as directors of the nominees listed herein, FOR the approval of the amendment to the 1994 Stock Compensation Program, FOR the ratification of Arthur Andersen LLP as the Company's independent auditors and, with respect to any other matter that may properly come before the Annual Meeting, in the discretion of the persons voting the respective proxies.

  No provision for rights of appraisal or similar rights of dissenters are applicable with respect to the matters to be voted upon at the Annual Meeting.

  Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person, and any stockholder giving a proxy may revoke it at any time prior to its exercise at the Annual Meeting by giving notice of such revocation either personally or in writing to the Secretary of the Company at the Company's executive offices, located at the address set forth above, by subsequently executing and delivering another proxy or by voting in person at the Annual Meeting.

  The Company has retained ChaseMellon Shareholder Services to assist in soliciting proxies from brokers and nominees for the Annual Meeting. The estimated cost for these services is $20,000 and will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit proxies by telephone.

  Only holders of record of the Company's common stock, $.01 par value (the "Common Stock"), as of the close of business on April 13, 1998 (the "Record Date"), will be entitled to vote at the Annual Meeting. On the Record Date, there were outstanding 3,198,325 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting.

VOTE REQUIRED

  The election of the director nominees requires a plurality of the votes cast in person or by proxy at the Annual Meeting. Under Delaware law, the Company's Certificate of Incorporation and the Company's Bylaws, shares as to which a stockholder abstains or withholds from voting on the election of directors and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") on the election of directors will not be counted as voting thereon and therefore will not affect the election of the nominees receiving a plurality of the votes cast.

  The approval of the amendment to the 1994 Stock Compensation Program and the ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company for the 1998 fiscal year require the affirmative vote of the holders of at least a majority of the aggregate outstanding shares of Common Stock represented at the meeting.

                                 ELECTION OF DIRECTORS

  The Certificate of Incorporation of the Company fixes the number of directors at not less than one nor more than nine, with the exact number to be set by resolution of the Board of Directors. The Board of Directors has set the authorized number of directors at seven, and proposes the election of seven directors to hold office until the next Annual Meeting and until their successors are duly elected and qualified. Unless authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of the seven nominees presented below. Except as set forth below, persons named as proxies may not vote for the election of any person to the office of director for which a bona fide nominee is not named in the Proxy Statement. All nominees have consented to serve as a director for the ensuing year. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named in the enclosed proxy will vote for any substitute nominee designated by the Board of Directors.

  The names and certain information concerning the persons to be nominated as directors by the Board of Directors at the Annual Meeting are set forth below.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE
                                                ---
NOMINEES NAMED BELOW.

               NOMINEES FOR DIRECTORS FOR TERMS EXPIRING IN 1999

Name and Age as of the                  Position, Principal Occupation, Business
June 9, 1998 Meeting Date               Experience and Directorships
-------------------------               ----------------------------
Douglas C. Boyd, 52                     Mr. Boyd has been a director of the Company since June 1997. Mr. Boyd is the President and
                                        Chief Executive Officer of Boyd Communications, an integrated marketing communications company based in Los Angeles, California. Mr. Boyd has served in such capacity since 1972.

Peter B. Foreman, 62                    Mr. Foreman has been a director of the Company since June 1989. Mr. Foreman is currently the
                                        President of Sirius Corporation, an investment management firm located in Chicago, Illinois.
                                        From 1976 to January 1994, Mr. Foreman was a partner of Harris Associates, an investment advisory firm located in Chicago, Illinois. He presently serves on the Board of Directors of
                                        National Picture and Framing Company, Eagle Food Centers, Inc. and PCA International, Inc.

Jerry A. Gordon, 52                     Mr. Gordon has been the Company's President and Chief Operating Officer since September
                                        1994, and a director of the Company since June 1997. Mr. Gordon joined the Company in June
                                        1993 as Vice President of Marketing. From 1992 to 1993 Mr. Gordon was a business consultant specializing in management operations in start-up companies.

Richard A. Kayne, 53                    Mr. Kayne has been a director of the Company since March 1995. Mr. Kayne currently serves as
                                        President and Chief Executive Officer of Kayne Anderson Investment Management and its
                                        broker-dealer affiliate, KA Associates, Inc. Mr. Kayne has been with Kayne Anderson
                                        Investment Management since 1985 when it was founded by Mr. Kayne and John E. Anderson.
                                        Mr. Kayne is also a Director of Foremost Corporation of America and The Right Start, Inc.

Scott H. Shlecter, 45                   Mr. Shlecter has been a director of the Company since June 1997.  Mr. Schlecter is the
                                        President and a founder of the North American practice of LEK/Alcar Consulting Group, an international business consulting firm.  Mr Shlecter has served in such capacity since 1974.

Robert V. Sinnott, 49                   Mr. Sinnott has been a director of the Company since April 1993. Mr. Sinnott currently serves as a Senior Vice President of Kayne Anderson Investment Management and has served in such capacity since 1992. Mr. Sinnott is also a Director of Plains Resources Inc. and
                                        National Energy Group, Inc.

Jerry R. Welch, 47                      Mr. Welch has been a director of the Company since October 1991, has been the Chairman of the Board since April 1993 and was appointed Chief Executive Officer in September 1994. From
                                        October 1991 until his resignation in September 1992, Mr. Welch served as the Company's
                                        Chief Executive Officer. He also served as Chairman of the Board from January 1992 through
                                        September 1992. Mr. Welch currently serves as a Senior Vice President of Kayne Anderson
                                        Investment Management and has served in such capacity since January 1993. Mr. Welch is also the Chairman of the Board and Chief Executive Officer of The Right Start, Inc. Kayne
                                        Anderson Investment Management holds an equity ownership position in The Right Start, Inc.

          INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES


     The Board of Directors is responsible for the overall affairs of the Company. The Board of Directors met a total of six times during the 1997 fiscal year, including regularly scheduled and special meetings. The Board of Directors has a standing Audit Committee, Compensation Committee and a Nominating Committee. The current members of each of the Board's committees are listed below. No member of the Board of Directors, the Audit Committee, the Compensation Committee or the Nominating Committee attended fewer than 75% of the meetings of the Board or such Committees.

THE AUDIT COMMITTEE

     The members of the Audit Committee for the 1997 fiscal year were Messrs. Foreman, Shlecter and Sinnott. The Audit Committee met in August 1997 and March 1998. The Audit Committee, which is composed solely of outside directors, meets periodically with the Company's independent auditors and management to discuss accounting principles, financial and accounting controls, the scope and results of the annual audit, internal controls and other matters; advises the Board on matters related to accounting and auditing; and reviews management's selection of independent auditors. The independent auditors have complete access to the committee, without management present, to discuss results of their audit and their observations on adequacy of internal controls, quality of financial reporting, and other accounting and auditing matters.

THE COMPENSATION COMMITTEE

     The members of the Compensation Committee for fiscal year 1997 were Messrs. Boyd, Foreman and Kayne. The Compensation Committee reviews and takes action regarding terms of compensation, employment contracts and pension matters that concern officers and key employees of the Company. The Compensation Committee is also responsible for the administration and award of stock options under the Company's stock option plans. The Compensation Committee met in February 1997, March 1997, December 1997, February 1998 and April 1998 to determine the compensation of the executive officers and key employees of the Company.

THE NOMINATING COMMITTEE

     The current members of the Nominating Committee are Messrs. Foreman, Sinnott and Welch. The Nominating Committee recommends to the Board nominees for Board membership and makes recommendations as to Board policies concerning the selection, tenure and qualification of directors. The Nominating Committee reviews the qualifications of, among others, those persons recommended for nomination to the Board of Directors by stockholders. A stockholder suggesting a nominee to the Board should send the nominee's name, biographical material, beneficial ownership of the Company's stock and other relevant information in writing to the Secretary of the Company in a timely manner as set forth in the Company's Bylaws, accompanied by a consent of such nominee to serve as a director if elected. Nominees must be willing to devote the time required to serve effectively as a director and as a member of one or more Board committees. In order to submit a nomination, a stockholder must be a holder of record on the date of such submission and on the record date for determining stockholders entitled to vote at the meeting at which the election will take place. The Nominating Committee met in April 1998, for the purpose of nominating the nominees named in this Proxy Statement.

                     EXECUTIVE OFFICERS OF THE REGISTRANT

Name                                           Position                       Age
----                                           --------                       ---
Jerry R. Welch..........    Chairman of the Board, Chief Executive Officer      47
                            and Director
Jerry A. Gordon.........    President, Chief Operating Officer and Director     52
Glen A. Skumlien........    Executive Vice President, Operations                48
S. Dane Seibert.........    Senior Vice President, Marketing                    49
John T. Vuagniaux.......    Senior Vice President, Operations                   49
Gerald E. Compas........    Vice President, Sales                               54
Brenda K. Foster........    Vice President, Controller and Secretary            31
Dana B. Gilbert.........    Vice President, National Accounts                   49
Roger J. Gilchrist......    Vice President, Eastern Operations                  49
Luz E. Gonzales.........    Vice President, Human Resources                     45
Brian T. Nakagawa.......    Vice President, Technology & Information Systems    44
Raymond J. Schweitzer...    Vice President, International Operations            50

  The executive officers are elected by and serve at the discretion of the Board of Directors until their successors are duly chosen and qualified.

  Jerry R. Welch

  Mr. Welch has been a director of the Company since October 1991, has been the Chairman of the Board since April 1993 and was appointed Chief Executive Officer in September 1994. He also served as Chairman of the Board from January 1992 through September 1992. From October 1991 until his resignation in September 1992, Mr. Welch served as the Company's Chief Executive Officer. Mr. Welch currently serves as a Senior Vice President of Kayne Anderson Investment
Management and has served in such a capacity since January 1993.   Mr. Welch is
also the Chairman of the Board and Chief Executive Officer of The Right Start, Inc. Kayne Anderson Investment Management holds an equity ownership position in The Right Start, Inc.

  Jerry A. Gordon

  Mr. Gordon has served as the President and Chief Operating Officer of Glacier Water Services, Inc. since September 1994, and as a Director of the Company since June 1997. Mr. Gordon joined the Company in June 1993 as Vice President of Marketing. From 1992 to 1993, Mr. Gordon was a business consultant specializing in management operations in start-up companies.

  Glen A. Skumlien

  Mr. Skumlien has served as Executive Vice President, Operations since September 1994. From November 1991 to September 1994, Mr. Skumlien served as Vice President-Operations.

  S. Dane Seibert

  Mr. Seibert has served as Senior Vice President of Marketing  since joining
the Company in March 1995.   From 1990 until joining the Company Mr. Seibert was
Corporate Vice President - International Marketing for Miller/Zell Inc.

  John T. Vuagniaux

  Mr. Vuagniaux has served as Senior Vice President, Operations since November 1996, after joining the Company in January 1995 as Vice President, Service Support. From April 1994 to January 1995, Mr. Vuagniaux was owner of Logistics Solutions, a consulting firm specializing in logistics and operations management. From January 1992 to April 1994, Mr. Vuagniaux was Director of Distribution for Blockbuster Entertainment Corporation.

  Gerald E. Compas

  Mr. Compas has served as Vice President, Sales since March 1997. From June 1991 to March 1997, Mr. Compas served as the Director of Sales and Marketing for the Aqua-Vend division of McKesson Water Products Company.

  Brenda K. Foster

  Ms. Foster has served as Vice President, Controller since February 1996, after joining the Company as Controller in September 1995. Ms. Foster is a Certified Public Accountant, and worked as an auditor for Ernst & Young LLP from 1988 to 1995.

  Dana B. Gilbert

  Mr. Gilbert has served as Vice President, National Accounts since February 1996. Mr. Gilbert joined the Company in January 1992 as a Sales Manager. From January 1994 to February 1996, Mr. Gilbert served as Regional Sales Manager for the Western Division.

  Roger J. Gilchrist

  Mr. Gilchrist has served as Vice President, Eastern Operations since February 1996. Mr. Gilchrist joined the Company in April 1988 as a District Manager. In May 1993, Mr. Gilchrist assumed the position of Regional Sales Manager for the Eastern Division.

  Luz E. Gonzales

  Mrs. Gonzales joined the Company in February 1995 as Vice President of Human Resources. From 1981 to February 1995, Mrs. Gonzales was Corporate Director of Human Resources for Southwest Water Company, a water service company.

  Brian T. Nakagawa

  Mr. Nakagawa has served as Vice President, Technology and Information Systems since February 1996, after joining the Company as Director of Technology and Information Systems in June 1995. Prior to joining the Company Mr. Nakagawa was the owner of New Frontier Technologies, an information systems consulting company.

  Raymond J. Schweitzer

  Mr. Schweitzer has served as the Company's Vice President, International Operations since December 1997. From March 1993 to December 1997, Mr. Schweitzer served as the Vice President, International Sales and Marketing for Shelcor, Inc., an international toy manufacturer.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

     The table below presents information concerning the compensation of the Chief Executive Officer of the Company and the four executive officers of the Company (the "Named Executive Officers") who received over $100,000 as compensation for services rendered to the Company during fiscal year 1997.

                                 SUMMARY COMPENSATION TABLE

                                                                                         Long-Term
                                                                                        Compensation
                                                   Annual Compensation                     Awards
                                        ---------------------------------------     ----------------------
           Name                                                       Other                                     All
           And                                                        Annual                                   Other
        Principal                          Salary     Bonus (1)   Compensation(2)         Options            Compensation
         Position            Year           ($)         ($)            ($)                 (#)                    ($)
         --------            ----       -----------    -----         -------              -------            -------------
Jerry R. Welch Chairman      1997           --          --              --                7,317               $82,000
 of the Board and Chief      1996           --          --              --                6,700               $82,000
 Executive Officer(3,4)      1995           --          --              --                6,151               $94,000

Jerry A. Gordon              1997         $177,175      --              --                6,000                 --
President and Chief          1996         $168,027     $45,000          --               10,000                 --
Operating Officer            1995         $168,806      --              --               10,000                 --

S. Dane Seibert              1997         $156,912      --              --                6,000                 --
Senior Vice President,       1996         $140,374     $61,250          --                7,000                 --
Marketing (5)                1995         $106,191      --              --               30,000                 --

Glen A. Skumlien             1997         $129,066      --              --                6,000                 --
Executive Vice               1996         $117,046     $26,250          --                3,000                 --
President                    1995         $115,160      --              --                 --                   --

John T. Vuagniaux            1997         $117,519      --              --                6,000                 --
Senior Vice President,       1996         $100,548     $22,500          --               10,000                 --
Operations                   1995         $ 88,716      --              --               20,000                 --


(1) Except as indicated in (5), amounts represent bonuses earned in fiscal 1996 and paid in 1997.

(2) Other Annual Compensation did not exceed the lesser of $50,000 or 10% of the Named Executive Officer's salary and bonus.

(3) All Other Compensation for Mr. Welch represents fees for his services as Chief Executive Officer.

(4) Long-Term Compensation Awards for Mr. Welch includes 4,317 options received in 1997, 5,200 options received in 1996, and 4,651 options received in 1995, in lieu of director's fees of $18,000 in each year.

(5) $35,000 of Mr. Seibert's 1996 bonus was paid in 1996; the remaining $26,250 was paid in 1997.

OPTION GRANTS IN FISCAL 1997

     The following table presents certain information regarding stock option grants to each of the Named Executive Officers during the fiscal year ended January 4, 1998.

                                                                                                       Potential
                                                                                                      Realizable
                                                                                                   Value at Assumed
                                                                                                     Annual Rates
                                                                                                    of Stock Price
                                                                                                   Appreciation for
                                       Individual Grants                                             Option Term
                                     ----------------------                                       -------------------
                                   Number of
                                  Securities         Percent of Total
                                  Underlying             Options         Exercise
                                    Options             Granted to       or Base
                                    Granted            Employees in       Price         Expiration          5%            10%
        Name                          (#)               Fiscal Year       ($/Share)        Date             ($)           ($)
        ----                        -------             -----------       --------      ----------        -------       --------
Jerry R. Welch                       1,500                  7%            $22.125          2007           $20,871       $ 52,892
                                     4,317                                $ 23.50          2002           $28,028       $ 61,935
                                     1,500                                $ 30.00          2008           $28,300       $ 71,718

Jerry A. Gordon                      6,000                  6%            $ 26.25          2007           $99,049       $251,013
S. Dane Seibert                      6,000                  6%            $ 26.25          2007           $99,049       $251,013
Glen A. Skumlien                     6,000                  6%            $ 26.25          2007           $99,049       $251,013
John T. Vuagniaux                    6,000                  6%            $ 26.25          2007           $99,049       $251,013

OPTION EXERCISES IN FISCAL 1997 AND FISCAL YEAR-END OPTION VALUES

     The following table presents certain information regarding stock option exercises during fiscal 1997 and fiscal year-end option values of unexercised options for each of the Named Executive Officers.

                                                                                           Value of
                                                                       Number of         Unexercised
                                                                      Unexercised        in-the-Money
                                                                        Options            Options
                                                                       at FY-End          at FY-End
                                                                          (#)                ($)
                                Shares Acquired                      --------------   ------------------
                                  on Exercise      Value Realized    Exercisable/       Exercisable/
            Name                      (#)                ($)         Unexercisable      Unexercisable
-----------------------------   ----------------   ---------------   --------------   ------------------
Jerry R. Welch                        --                --             20,851/8,817    $ 287,461/$59,324
Jerry  A. Gordon                      --                --            50,500/25,500    $781,468/$255,655
S. Dane Seibert                       --                --            16,750/26,250    $190,875/$250,125
Glen A. Skumlien                    9,000          $136,125           22,500/11,500    $ 374,343/$94,281
John T. Vuagniaux                     --                --            12,500/23,500    $135,250/$210,250

COMPENSATION OF DIRECTORS

     Mr. Welch, the Chairman of the Board and Chief Executive Officer, receives $25,000 per quarter for his services as such. The other directors are compensated for their services at $4,500 per quarter. All members of the Board of Directors may elect to defer all or a portion of their annual compensation and receive instead options to purchase common stock of the Company at the fair market value on the date the options are granted. All members of the Board of Directors are reimbursed for all expenses incurred in connection with their serving on the Board.

1994 STOCK COMPENSATION PROGRAM AND PROPOSED AMENDMENTS

       1994 Stock Compensation Program

       The Company adopted its 1994 Stock Compensation Program (the "Program") to provide a means of encouraging certain officers, employees, directors, advisors and consultants of the Company and its subsidiaries or any parent company to obtain a proprietary interest in the enterprise and thereby create an additional incentive for such persons to further the Company's growth and development. The Program provides for the granting of options to certain officers, employees, directors, advisors and consultants of the Company and its subsidiaries or any parent company to purchase shares of the Company's common stock. The following description of the Program is qualified in its entirety by the full text of the Program, copies of which have been filed with the Securities and Exchange Commission.

       The Program is divided into two parts. Part I is the 1994 Employee Stock Option Plan and Part II is the 1994 Non-Employee Director Stock Option Plan. As described in further detail herein, Part I provides for discretionary grants of stock options to officers, employees, advisors and consultants of the Company. Such stock options may be either incentive stock options (each, an "ISO") under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options that are not intended to be, or do not qualify as, ISOs (each, an "NSO"), provided, however, that ISOs may only be granted to
                       --------  -------
employees of the Company. Part II provides for the non-discretionary annual grant of options to purchase 1,500 shares of the Company's common stock to each non-employee director of the Company. Stock options granted under Part II may only be NSOs. An ISO or NSO that is issued or issuable under the Program may be referred to herein as an "Option"; and the Common Stock issued or issuable upon exercise of an Option shall be referred to herein as "Stock". The holder of an Option may be referred to herein as a "holder" or "optionee". The Program is not an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), and, therefore, is not subject to the provisions of ERISA. The Program is not a qualified plan under Section 401(a) of the Code.

       Additionally, under both Parts I and II of the Program, directors of the Company who are paid a fee for their services as directors ("Directors' Fees") will be allowed to make an election (a "Deferral Election") to receive Directors' Fees (excluding reimbursement of expenses) in the form of options ("Deferral Election Stock Options") to acquire the Company's common stock. The Deferral Election Stock Options shall be granted on the date of the Company's Annual Meeting in each year for which a Deferral Election has been made. The number of Deferral Election Stock Options granted to an electing director shall be an amount whose value, as determined by an independent valuation expert retained by the Compensation Committee, is equivalent on the date of the grant to the cash compensation which the director would otherwise have been entitled to receive for such year. In general, Deferral Election Stock Options will vest and become exercisable one year from the date of grant (or such longer period as the Compensation Committee may set) and will be exercisable at a price per share equal to the closing price of the Company's common stock on the exchange on which it is traded at the close of business on the first trading day preceding the date of grant. Deferral Election Stock Options will become immediately exercisable upon a director's death or disability or upon a Change of Control. If a director's membership on the Board of Directors ends for any reason other than death, disability or a Change in Control, then the number of Deferral Election Stock Options granted for the year in which the membership ends shall be reduced to reflect the amount of compensation actually earned by the director in that year and the remaining Deferral Election Stock Options granted in that year shall be immediately exercisable. Once any Deferral Election Stock Options become exercisable, they shall remain exercisable for the lesser of (i) five years after the date of grant or (ii) one year after the director's membership on the Board of Directors ends for any reason. Deferral Election Stock Options granted to non-employee directors may only be NSOs.

       The Program is administered by the Compensation Committee consisting of two or more disinterested members (non-employee directors who are only eligible for formula grants and Deferral Election Stock Options under Part II of the Program). The Compensation Committee may, from time to time and subject to the provisions of the Program, adopt rules and regulations relating thereto and make all other determinations as it deems necessary or desirable for the administration of the Program. The Program is to be administered in accordance with Rule 16b-3 under the Exchange Act.

       The Compensation Committee may from time to time modify or amend the Program as it deems necessary or desirable but may not change an Option already granted without the written consent of the holder of such Option (or Stock issued on exercise thereof), except pursuant to the adjustments for changes in capital structure and certain business combinations described below and provided that the terms and provisions of the Program which determine the eligibility of non-employee directors under Part II and the amount, price and timing of the formula grants and Deferral Elections under Part II may not be amended more than once every six months except to conform with changes in the Code or ERISA. In addition, unless approved at an annual meeting or a special meeting by the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereon, no amendment or change shall be made in the Program
(i) increasing the total number of shares which may be issued under the Program,
(ii) changing the minimum purchase prices specified in the Program, (iii) increasing the maximum term for any option, (iv) materially modifying the requirements for eligibility under the Program, (v) changing the term of the Program or (vi) materially increasing the benefits accruing to participants under the Program.

       The Program will continue in effect until March 17, 2004 or until such earlier time as (i) Options have been granted and exercised with respect to all shares that are available under the Program or (ii) the Program is terminated by the Compensation Committee. The Compensation Committee shall have the right to suspend or terminate the Program at any time, but such suspension or termination shall not affect the exercise of Options then outstanding under the Program.

       The maximum numbers of shares of common stock issuable under Parts I and II of the Program are currently 275,000 and 150,000 respectively, subject to adjustment as described below. Such shares of common stock may be authorized and unissued shares or may be treasury shares. If any Options terminate or expire without having been exercised in full, the shares which were subject to the unexercised portion of such Options shall be available for issuance under
the Plan.   As of January 4, 1998, no options had been exercised under Part I, and 200 shares had been exercised under Part II of the Program. 230,668 and 83,938 shares were reserved for issuance subject to outstanding options under
Part I and II of the Program, respectively, and 44,332 and 65,862 shares were reserved for future grants of stock options under Parts I and II of the Program, respectively.

       In the event of changes in the common stock by virtue of a stock dividend, stock split, reverse stock split, reclassification, combination or exchange of shares, or by reason of a merger, consolidation, recapitalization or reorganization involving the Company, the Compensation Committee will appropriately and proportionately adjust the maximum number and kind of shares as to which Options may be granted under the Program and will make a corresponding adjustment in the number and kind of shares issuable upon exercise of outstanding Options.

       Upon the occurrence of a Change of Control (as defined below), Options held by individuals who are employed by the Company (or who are members of the Board) as of the date of such Change of Control or who were terminated (or removed from the Board) in anticipation of such Change of Control shall immediately vest and become exercisable and in the event of a Change of Control of the type described in (i) below, such individuals shall have the right to require the Company to repurchase their Options for the difference between the fair market value of the underlying stock and the exercise price of the Options. "Change of Control" for purposes of this provision means (i) the acquisition by a person or entity other than the Company, any officer or director of the Company or Kayne Anderson Investment Management, Inc., of over 50% of the Company's stock, (ii) approval by the shareholders of a merger, reorganization or consolidation that results in new ownership of the Company or (iii) approval by the shareholders of a liquidation of the Company or the disposition of substantially all of its assets.

       In the event the employment by the Company or any parent or subsidiary of the Company (or membership on the Board) of an optionee under the Program is terminated for any reason (other than death, disability, or termination for Cause), any Option held by such optionee may be exercised, during its term, within a period of 90 days after the date of such termination of employment (or membership on the Board) to the extent such option was exercisable at the time of such termination of employment (or membership on the Board), or, with respect to optionees under Part I only, within such other period, and subject to such terms and conditions, as may be prescribed by the Compensation Committee. In the event the employment by the Company or any parent or subsidiary of the Company (or membership on the Board) of an optionee under the Program is terminated due to death or disability, such Optionee's Options shall immediately vest and become exercisable within a period of one year after the date of such termination of employment (or membership on the Board) or, with respect to optionees under Part I only, within such other period, and subject to such terms and conditions, as may be prescribed by the Compensation Committee. In the event such optionee was terminated (or removed from the Board) for Cause, all unexercised Options held by such optionee shall be forfeited and canceled. "Cause" is defined as (i) the willful failure to perform duties other than due to physical or mental incapacity, (ii) conviction for a felony, (iii) misconduct which is material injurious to the Company or
(iv) the willful commission of any fraud on the Company. Notwithstanding the foregoing, Deferral Election Stock Options generally will remain exercisable for the lesser of (i) 5 years after the date of grant of such options or (ii) one year after the director's membership on the Board ends for any reason.

       The Company has registered under the applicable securities laws the Stock to be issued upon exercise of any Options and as a result such shares will be freely transferable under the Securities Act of 1933, as amended (the "Securities Act"); provided that shares of common stock acquired upon the exercise of Options held by "affiliates" (as defined in the Securities Act) of the Company may be resold by them only in compliance with Rule 144 under the Securities Act or as otherwise permitted under the Securities Act.

Proposed Amendment to the Program

       The Board of Directors has proposed an amendment (the "Amendment") to the Program to increase the maximum number of shares of common stock issuable under
Part I of the Program from 275,000 to 525,000 shares, and the maximum number of shares of common stock issuable under Part II of the Program from 150,000 to 180,000 shares, subject to the approval of the stockholders of the Company as provided herein. The Amendment, approved by the Compensation Committee of the Board of Directors effective as of April 14, 1998, is set forth in its entirety on Exhibit 1 hereto.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE
                                                       ---
PROPOSED AMENDMENT TO THE 1994 STOCK COMPENSATION PROGRAM.

     The Company intends to file a registration statement with respect to the additional shares of common stock underlying the additional options promptly after approval of the Amendment is received.

     On April 14, 1998, the Compensation Committee of the Board of Directors granted, subject to approval of the Amendment by the stockholders of the Company as provided herein, an aggregate of 205,552 performance options to purchase shares of the Company's common stock to four of the Company's executive officers in the following amounts: (i) 33,333 options to Jerry A. Gordon, the Company's President and Chief Operating Officer, (ii) 22,222 options to S. Dane Seibert, the Company's Senior Vice President, Marketing, (iii) 22,222 options to Glen A. Skumlien, the Company's Executive Vice President, and (iv) 22,222 options to John T. Vuagniaux, the Company's Senior Vice President, Operations. An additional 105,553 performance options were granted to seven other officers of the Company. The options will only become exercisable on the date which follows thirty (30) consecutive trading days on which the closing price of the Company's common stock is at or above $75.00 per share. If the closing price of the Company's common stock does not trade at or above $75.00 per share for thirty
(30) consecutive trading days within five years from the date of grant of such options, such options shall automatically expire. However, at the election of the option holder, the exercisability of such options may become subject to additional vesting restrictions over time in order to qualify all or a portion of such options as Incentive Stock Options ("ISO's"). The exercise price for each of the 205,552 options granted was $31.25, the last sale price of the Company's common stock on the date of grant as reported on the American Stock Exchange. The realizable value of each of these options is dependent on the
future performance of the Company's common stock.   The last sale price of the
Company's common stock was $30.88 per share on April 17, 1998.

     A total of 88,780 shares are available for grant to eligible participants under Part I of the Program subsequent to the grants listed above, pending approval of the Amendment by the stockholders of the Company.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who own more than 10% of the Company's common stock to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Executive officers, directors and 10% stockholders are required by the Commission to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its executive officers, directors and greater than 10% beneficial owners have complied with all the filing requirements applicable to them with respect to transactions during fiscal 1997.

     No director, officer, affiliate or beneficial owner of the Company, or any associate thereof, is a party adverse to the Company of any of its subsidiaries in any lawsuit nor has a material adverse interest thereto.


                     REPORT OF THE COMPENSATION COMMITTEE
                          ON EXECUTIVE COMPENSATION/1/

COMPENSATION PHILOSOPHY

     The Compensation Committee's executive compensation philosophy is to provide competitive levels of compensation while establishing a strong, explicit link between executive compensation and the achievement of the Company's annual and long-term performance goals, rewarding above-average corporate performance, recognizing individual initiative and achievement, and assisting the Company in attracting and retaining highly-skilled management. This philosophy has been adhered to by developing incentive pay programs which provide competitive compensation and mirror Company performance. Both short-term and long-term incentive compensation are based on direct, explicit links to Company performance and the value received by stockholders.

     Fiscal 1997 Executive Compensation

     Cash compensation includes base salary and annual bonuses. Base salaries are set at competitive levels, with reference to the responsibilities undertaken by personnel and their experience. Annual salary adjustments are determined by reference to the Company's and the individual's performance, as well as the competitive marketplace generally. Annual bonuses are awarded based primarily on management's ability to achieve specified earnings levels.

     Stock-Based Incentives

     The Compensation Committee believes that it is essential to align the interests of the executives and other management personnel responsible for the growth of the Company with the interests of the Company's stockholders. The Compensation Committee believes that this alignment is best accomplished through the provision of stock-based incentives. Therefore, the Company has periodically granted stock options to officers, salaried employees, advisors, consultants and non-employee directors under the Company's stock option plans.

     Fiscal 1997 President and Chief Executive Officer Compensation

     Mr. Gordon's compensation as President of the Company for the fiscal year 1997 was determined by the Compensation Committee of the Board. For fiscal year 1997, the Compensation Committee determined that Mr. Gordon would be entitled to receive base salary of $170,000 and a bonus of $65,000, subject to the Company's achievement of specified earnings levels in fiscal year 1997. No bonus was awarded to Mr. Gordon in fiscal 1997. In March 1997, the Compensation Committee granted Mr. Gordon options to purchase 6,000 shares of the Company's common stock.

-------------------
/1/ Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Exchange Act of 1934, the Report of the Compensation Committee on Executive Compensation shall not be incorporated by reference in any such filings.

     During fiscal year 1997, Mr. Welch received $20,500 per quarter for his services as Chief Executive Officer. Mr. Welch elected to defer the $4,500 per quarter fee related to his service as Chairman of the Board, and in lieu of such compensation, received options to purchase 4,317 shares of common stock of the Company. Mr. Welch is also employed as a Senior Vice President of Kayne Anderson Investment Management and as Chairman of the Board and Chief Executive Officer of The Right Start, Inc., and devotes a substantial amount of his time and attention to such employment.

     Summary

     After its review of the Company's existing programs, the Compensation Committee believes that the total compensation program for executives of the Company over the last fiscal year was competitive with the compensation programs provided by other corporations with which the Company competes for management talent. The Compensation Committee also believes that the annual bonuses and stock-based incentives provided opportunities to participants that are consistent with the returns that are generated on behalf of the Company's stockholders.

     Limitation of Tax Deduction for Executive Compensation

     The Omnibus Budget Reconciliation Act of 1993 (the "Act") prevents publicly traded companies from receiving a tax deduction on compensation paid to proxy-named executive officers in excess of $1 million annually, effective for compensation paid after 1993. Although the Compensation Committee has not adopted a policy relating to the Act, the Compensation Committee believes that there will be little, if any, impact from this limitation to the Company.

COMPENSATION COMMITTEE:

     Douglas C. Boyd
     Peter B. Foreman
     Richard A. Kayne

                                PERFORMANCE GRAPH/2/

     The following graph compares the Company's cumulative total stockholder return on its Common Stock for the period from December 31, 1992, to January 4, 1998, with returns on, respectively, the American Stock Exchange Index and an industry index consisting of the Dow Jones Industry Group Beverages, Soft Drink. The graph presented in prior years used as its industry index the American Stock Exchange Consumer Industry Index. This index is no longer published by the American Stock Exchange. Accordingly, the Company has selected the industry index that it believes is the most representative of its industry group. The return lines assume a $100 investment in the Company's stock (or in the basket of stocks represented by the given index) at the beginning of the period presented.


              GLACIER WATER SERVICES, INC. STOCK PERFORMANCE GRAPH
                 FROM DECEMBER 31, 1992 THROUGH JANUARY 4, 1998

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period          GLACIER WATER   PEER GROUP    AMEX MARKET
(Fiscal Year Covered)       SERVICES        INDEX         INDEX
---------------------       -------------   ---------     -----------
Measurement Pt- 1992        $100.00         $100.00       $100.00
FYE   1993                  $111.96         $106.50       $118.81
FYE   1994                  $167.39         $112.51       $104.95
FYE   1995                  $161.96         $165.13       $135.28
FYE   1996                  $198.91         $218.02       $142.74
FYE   1997                  $269.57         $284.95       $171.76

                     ASSUMES $100 INVESTED ON JAN. 1, 1993
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING JAN. 4, 1998



------------------------
/2/ Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Exchange Act of 1934, this Performance Graph shall not be incorporated by reference in any such filings.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth as of March 31, 1998 certain information regarding the shares of Common Stock beneficially owned by each stockholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of Common Stock (based solely upon a review of Schedules 13D and 13G filed with the Commission), by each director and Named Executive Officer and by all executive officers and directors as a group.

                                                          Amount And
                                                           Nature of
                                                          Beneficial                     Percent
            NAME OF BENEFICIAL OWNER(1)                    Ownership                     of Class
            ------------------------                     -------------                   --------
Richard A. Kayne (2)                                        1,311,322                     37.8%
Goldman, Sachs & Co. and The Goldman Sachs Group,             227,700                      7.1%
 L.P. (3)
Peter B. Foreman (4)                                           81,506                      2.4%
Jerry R. Welch (4)(5)                                          21,601                        *
Scott H. Shlecter (4)                                              --                        *
Robert V. Sinnott (4)(5)                                       21,601                        *
Douglas C. Boyd (4)                                                --                        *
Jerry A. Gordon (4)                                            58,750                      1.7%
S. Dane Seibert (4)                                            27,600                        *
Glen A. Skumlien (4)                                           26,500                        *
John T. Vuagniaux (4)                                          21,500                        *
Executive officers and directors                            1,617,005                     46.6%
as a group (17 persons)

__________________

*    Less than 1%.

(1) Unless otherwise indicated, the address of each of the stockholders named in this table is: c/o Glacier Water Services, Inc., 2261 Cosmos Court, Carlsbad, California 92009.

(2) The shares listed include 1,045,680 shares held by four investment partnerships, 112,566 shares held by Mr. Kayne individually, 142,100 shares held by three managed accounts and 10,976 stock options exercisable within 60 days of March 31, 1998 held by Mr. Kayne. Mr. Kayne has shared dispositive and voting power with KAIM Non-Traditional, L.P. with respect to all of the shares held by the investment partnerships and managed accounts. Mr. Kayne has sole dispositive and voting power over the shares he holds individually. Mr. Kayne disclaims beneficial ownership as to the shares held in the managed accounts. The address for Richard A. Kayne is c/o Kayne Anderson Investment Management, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

(3) The address for Goldman, Sachs & Co. and The Goldman, Sachs Group, L.P. is 85 Broad Street, New York, NY 10004.

(4) Shares beneficially owned include stock options exercisable within 60 days of March 31, 1998 in the amout of 21,601 held by Mr. Foreman, 21,601 held by Mr. Sinnott, 21,601 held by Mr. Welch, 58,750 held by Mr. Gordon, 27,500 held by Mr. Seibert, 26,500 held by Mr. Skumlien and 21,500 held by Mr. Vuagniaux.

(5) Messrs. Welch and Sinnott are Senior Vice Presidents of Kayne Anderson Investment Management; however, they disclaim beneficial ownership with respect to any shares held by Kayne Anderson Investment Management or any of its affiliates.

                             SELECTION OF AUDITORS

     The Board of Directors has appointed Arthur Andersen LLP Independent Public Accountants, as independent auditors of the Company for the fiscal year ending January 3, 1999, subject to ratification by the stockholders of the Company.
It is intended that, in the absence of contrary specifications, the shares represented by the proxies will be voted FOR the following resolution ratifying the appointment of Arthur Andersen LLP.

     "RESOLVED, that the stockholders of Glacier Water Services, Inc. hereby ratify and approve the appointment of Arthur Andersen LLP as the independent auditors of such Company for the fiscal year ending January 3, 1999."

     The affirmative vote of the holders of at least a majority of the aggregate outstanding shares of Common Stock represented at the meeting is required to adopt the foregoing resolution. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, will be given an opportunity to make a statement on behalf of his firm if such representative so desires, and will be available to respond to any appropriate questions of any stockholder. Arthur Andersen LLP was the Company's independent auditors for the fiscal year ended January 4, 1998.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
                                              ---
APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 3, 1999.

                                 ANNUAL REPORT

     The Annual Report of the Company, including financial statements for the fiscal year ended January 4, 1998, is being forwarded to each stockholder with this Proxy Statement. Stockholders may obtain a copy of this report without charge by writing to the Secretary of the Company.

                                 OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Annual Meeting. If any other matters shall properly come before the meeting, the persons named in the proxies will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

                                 PROPOSALS OF STOCKHOLDERS

     Stockholder proposals, if any, which may be considered for inclusion in the Company's proxy materials for the 1999 Annual Meeting must be received by the Company at its offices at 2261 Cosmos Court, Carlsbad, California 92009 not later than December 1, 1998.


Dated:  April 27, 1998

                                   EXHIBIT 1

                FOURTH AMENDMENT TO GLACIER WATER SERVICES, INC.
                        1994 STOCK COMPENSATION PROGRAM

1.   Purpose.
     -------

          The purpose of this Fourth Amendment to Glacier Water Services, Inc. 1994 Stock Compensation Program (the "Fourth Amendment") is to increase the maximum number of shares of common stock under the Program.

2.   Definitions.
     -----------
          Terms used in this Amendment and not defined herein shall have the meaning ascribed to them in the Glacier Water Services, Inc. 1994 Stock Compensation Program ( the "Program").

3.   Common Shares Subject to Options.
     --------------------------------

          Article 2 of the Program is amended by deleting the number "275,000" and replacing it with the number "525,000" in the first sentence thereof. Such number pertains to the maximum number of options for common stock to be granted under Part I of the 1994 Stock Compensation Program.

          Article 2 of the Program is amended by deleting the number "150,000" and replacing it with the number "180,000" in the second sentence thereof, such number pertains to the maximum number of options for common stock to be granted under Part II of the 1994 Stock Compensation Program.

4.   Date of the Amendment and Approval of Shareholders.
     --------------------------------------------------

          This Fourth Amendment is effective as of April 14, 1998, and is subject to the approval by affirmative vote of the holders of a majority of the shares present, either in person or by proxy, and entitled to vote at a duly held meeting of the shareholders at which a quorum is present representing a majority of all outstanding shareholders either in person or by proxy. If such shareholder approval is not obtained, this Fourth Amendment shall have no further effect and any options granted in reliance of shareholder approval hereof shall be automatically canceled.

                         GLACIER WATER SERVICES, INC.

                 ANNUAL MEETING OF STOCKHOLDERS--JUNE 9, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned stockholder of Glacier Water Services, Inc. (the "Company") hereby appoints Jerry R. Welch and Jerry A. Gordon, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on June 9, 1998, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present, for the following purposes:

  THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED WILL BE VOTED FOR THE ADOPTION OF EACH PROPOSAL DESCRIBED ON THE REVERSE SIDE AND VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THE REVERSE HEREOF.

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                                                                Please mark
                                                         [X]    your votes
                                                                 as this
Item 1. ELECTION OF DIRECTORS
NOMINEES: JERRY R. WELCH        SCOTT H. SHLECTER
          DOUGLAS C. BOYD       RICHARD A. KAYNE
          PETER B. FOREMAN      ROBERT V. SINNOTT
          JERRY A. GORDON

INSTRUCTION: To withhold authority to vote for any individual nominees, write that nominee's name in the space provided below.

             ____________________________________________________________

          FOR each nominee listed (except as marked to the contrary): [_]

          WITHHELD AUTHORITY to vote for each nominee listed.         [_]


Item 2. Approval of an amendment to the 1994 Stock Compensation Program to increase the maximum number of shares of the Company's common stock issuable under the Program.

               FOR [_]     AGAINST [_]      ABSTAIN [_]

Item 3. Ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company for the 1998 fiscal year.

               FOR [_]     AGAINST [_]      ABSTAIN [_]

Item 4. In their discretion upon such other matters as they properly come before this meeting.

               FOR [_]     AGAINST [_]      ABSTAIN [_]

The undersigned hereby acknowledge receipt of the Notice of Annual Meeting and Proxy Statement dated April 27, 1998.

Dated: ___________________________________________

__________________________________________________
(Signature)

__________________________________________________
(Signature)

__________________________________________________
(Print Name Here)

PLEASE SIGN YOUR NAME OR NAMES, EXACTLY AS STENCILED. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE AS SUCH.